UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  SEPTEMBER 1, 2004
                                                            ------------------

                           GLOBAL LIFE SCIENCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                 000-33333                     37-9374101
           (Commission File Number) (IRS Employer Identification No.)

555 WEST FIFTH STREET, SUITE 3000, LOS ANGELES, CALIFORNIA        90013
       (Address of Principal Executive Offices)                 (Zip Code)

                                 (213) 533-4110
              (Registrant's Telephone Number, Including Area Code)

             2020 MAIN STREET, SUITE 600, IRVINE, CALIFORNIA, 92606 (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))



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ITEM 8.01.        OTHER EVENTS.

      We executed a Mutual Rescission Agreement (the "Rescission Agreement") on September 1, 2004, that was effective as of August 26, 2003, with Prof. Dr. Dr. Hans-Jurgen Reimann ("Prof. Reimann") and Dr. Antje Reimann ("Dr. Reimann"). Pursuant to the terms of the Rescission Agreement, we rescinded the Asset Purchase and Sale Agreement that, effective as of September 22, 2003, we had entered with Prof. Reimann and Dr. Reimann, whereby, as of that date, we believed that we had acquired, from Prof. Reimann and Dr. Reimann, the medical business assets and related intellectual property (the "Assets and Business") of a medical laboratory and service provider, doing business as the Internationale Fachklinik.

         Pursuant to the terms and conditions of the Rescission Agreement, (i) the Asset Purchase and Sale Agreement and all agreements entered into by and among the parties to it in connection with it (collectively, the "Purchase Agreements") were rescinded as of September 22, 2003, (ii) are deemed to have been of no force or effect as if each of the Purchase Agreements had never been executed and delivered, and (iii) Prof. Reimann, Dr. Reimann, and we are now restored to the position each of us was in immediately prior to the execution of each of the Purchase Agreements. In connection with the rescission, and effective as of September 22, 2003, (i) the 26,500,000 shares of our common stock that were issued in connection with the Purchase Agreements have been cancelled, (ii) the 3,500,000 options to purchase shares of our common stock that were granted in connection with the Purchase Agreements have been cancelled, (iii) certain additional shares of our common stock that were issued and sold to various persons subsequent to September 22, 2003, have been cancelled, and (iv) any and all of our rights in and to the Assets and Business have been returned to Prof. Reimann and Dr. Reimann.

         As of September 2, 2004, Thomas Kuspert resigned as our chief financial officer and a director.

         As a result of the Rescission Agreement, our Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 5, 2003, and our amendment to that Current Report on Form 8-K/A, filed on March 4, 2004, which included financial statements prepared by Frank Kisch, on behalf of Prof. Reimann and Dr. Reimann in respect of the Assets and Business, are hereby deemed to be of no force or effect and are superseded by this Current Report.

         On September 2, 2004, we filed a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 on Form 15 with the Securities and Exchange Commission.

         On September 2, 2004, we issued a press release concerning the rescission, the resignation, and the Form 15 filing. A copy of the Rescission Agreement is filed herewith as Exhibit 10.1 and a copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01(C)      EXHIBITS.

10.1     Mutual Rescission Agreement.

99.1     Press Release, dated September 2, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 2, 2004                      GLOBAL LIFE SCIENCES, INC.


                                              By:      /s/ William Bosso
                                                 ------------------------------
                                                      William Bosso
                                                      President